EXHIBIT 99.1

Renavotio Signs Strategic Partnership with VerifyMe to Add Anti-Counterfeiting, Track and Trace and Brand Protection Solutions to it Personal Protective Equipment

Will Differentiate and Add Value to its Personal Protective Equipment

Tulsa, OK – Accesswire - February 8, 2021 — Renavotio, Inc. (OTCQB: RIII) (the “Company”), a holding company focused on infrastructure opportunities including personal protective equipment, 5G, utility construction, utility management, IoT, water, and waste management technology, is pleased to announce it has entered into a Marketing and Distribution Agreement with VerifyMe, Inc. (Nasdaq: VRME), a provider of anti-counterfeiting and brand protection solutions.

This new partnership enables Renavotio as a global representative to promote, market, distribute and sell VerifyMe products as an enhancement to its personal protection equipment products (“PPE”), including face masks, gloves, gowns, goggles, and face shields, to ensure the authenticity and origin.

Counterfeits have been a major issuer confronting the massive and growing demand for PPE. According to The Wall Street Journal from February 4, 2021, “Millions of Counterfeit Masks Flooded U.S. Customs Facilities Last Year.”

https://www.wsj.com/livecoverage/covid-2021-02-04/card/aTMpbWxQgDgmnDuQ0tCg

Billy Robinson, Renavotio’s Chief Executive Officer, commented, “The massive demand for PPE over the past year has spurred a major problem of fraudulent and counterfeit products. As we seek to establish ourselves in the industry, we wanted to differentiate ourselves and add value to our suppliers and customers. Having been a victim of counterfeit N95 masks, Renavotio sought out VerifyMe’s technology to implement in all of its sales channels the authenticity of its products from VerifyMe. The VerifyMe technology will allow Renavotio to be able to represent to its clients as to the authenticity of any product it represented through VerifyMe. We believe that partnering with VerifyMe and incorporating their anti-counterfeiting and brand protection solutions into our products will position us for potential revenue growth. We look forward to the immediate rollout of this integrated offering to the global markets.”

VerifyMe’s secure cloud-based track-and-trace technology is fixed onto products to protect them from counterfeiting. This typically includes invisible, non-replicable unique codes that can be scanned by warehouse distributors and retail companies to indicate if goods in the supply chain were tampered with. This technology protects products throughout the retail supply chain. It also can be used via visible QR codes that consumers can easily scan with a smartphones. This will allow customs and the purchasers to scan the code with their smartphone and verify its authenticity on the spot. This also gives brands direct engagement with the end-user and provides opportunities for marketing with coupons or storytelling by the manufacturer.

All the data is stored in the cloud and is easily accessible by all the stakeholders. Product and supply chain transparency continues to be essential for consumers and brands. VerifyMe and Renavotio plan to initially target the Personal Protection Equipment Industries both in the U.S. and abroad to test and use the technology to protect against counterfeiters and push branding messages out to consumers.

Patrick White, VerifyMe’s Chief Executive Officer, commented, “The pandemic has changed the way consumers purchase products and the uptick in e-commerce purchases along with Americans’ heightened price sensitivities has given a boost to the counterfeit market. As more purchases have moved online, the ability for sales of counterfeit products from unfamiliar websites or purchasing from unauthenticated vendors has increased the consumer’s risk. More and more global governments are requiring counterfeit prevention technology on PPE products prior to entering their ports of entry. By partnering with Renavotio the expanded direct marketing of the VerifyMe technology and offering VerifyMe certified products on Renavotio’s planned e-commerce site brings opportunities of new business and consumer protection of PPE products for its global customers.”

Additional Related News Articles:

WTNH.com from January 27, 2021:

Doctors say to be on the lookout for counterfeit facemasks flooding PPE market

https://www.wtnh.com/news/health/coronavirus/doctors-say-to-be-on-the-lookout-for-counterfeit-facemasks-flooding-ppe-market/

CNN Business from April 1, 2020:

N95 masks are in short supply -- and scammers know it

https://www.cnn.com/2020/04/01/business/n95-masks-counterfeits-supply-chain/index.html

Reuters from March 31, 2020:

Special Report: The Mask Middlemen - How pop-up brokers seek big paydays in a frenzied market

https://www.reuters.com/article/us-health-coronavirus-masks-specialrepor/special-report-the-mask-middlemen-how-pop-up-brokers-seek-big-paydays-in-a-frenzied-market-idUSKBN21I32E

About VerifyMe, Inc.

VerifyMe, Inc. (NASDAQ: VRME), is a technology solutions provider specializing in brand protection functions such as counterfeit prevention, authentication, serialization, and track and trace features for labels, packaging and products. VerifyMe’s physical technology authenticates packaging, labels and documents with a suite of proprietary security inks and pigments, which work in conjunction with serialization and track and trace software known as VeriPAS™ that allows both consumers and brand inspectors to verify authenticity with their smartphones. VeriPAS™ is a serialization software system that brand owners access through a web portal to monitor, control and protect their products complete life cycle. To learn more, visit www.verifyme.com.

About Renavotio

Renavotio, Inc. (OTCQB: RIII) focuses on three unique infrastructure opportunities, including medical protective equipment, 5G, utility construction, utility management, IoT, water, waste management technology, and related industries.

The Company’s wholly owned subsidiary, Renavotio Infratech, Inc. (“RII”), includes business and acquisition strategies concentrating on medical protective equipment and infrastructure with utility construction and consulting/operational agreements with small towns or county CO-OPS that operate their own water and sewer systems, providing long-term savings, utilizing smart-utility monitoring, and dedicated engineering and service personnel. These platforms capture utility data from hand-held GPS devices or in-place sensors, with planned use of drones to identify waste contamination, leak detection, and topographic underground utility installation planning. RII’s wholly owned subsidiary, Utility Management Corp, is a holding company focused on infrastructure, 5G, utility construction, utility management, IoT, water and waste management technology, and related industries. Utility Management Corp’s subsidiary, Utility Management and Construction (UMCCO) is an engineering and smart utility management company that provides a one-stop solution to rural communities to reduce the consumption of electricity, data, natural gas, and water utilities for commercial, industrial and municipal end users. UMCCO’s unique approach creates immediate bottom-line savings for its clients, by providing engineering, planning, permitting and installation through their second wholly owned subsidiary, Cross-Bo Construction, which specializes in water, sewer, Telcom, and 5G design and installation, establishing a long-term value proposition while also achieving respective sustainability goals. www.umcco.com

For additional information on Renavotio, please click: www.renavotio.com

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Forward Looking Statement

This news release includes certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. Forward-looking statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable, are subject to known and unknown risks, uncertainties, and other factors may cause the actual results and future events to differ materially from those expressed or implied by such forward-looking statements. Such factors include general business, economic, competitive, regulatory, capital markets, political and social uncertainties. There can be no assurance that such statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements. No information in this news release should be construed as any indication whatsoever of the Company’s future stock price, revenues, or results of operations. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investor Contacts:

Renavotio, Inc.

601 South Boulder Ave.

Suite 600 Tulsa, OK 74119

Email Contact: brobinson@renavotio.com
Telephone: 1-888-928-1312

Skyline Corporate Communications Group, LLC
Lisa Gray, Senior Account Manager

One Rockefeller Plaza, 11th Floor
New York, NY 10020
Office: (646) 893-5835
Email: lisa@skylineccg.com

ClearThink

Email Contact: nyc@clearthink.capital

Telephone: 917-658-7878

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